EXHIBIT 10.6

ULTIMATE SPORTS ENTERTAINMENT, INC.
(As Amended June 14, 2002)

STOCK OPTION PLAN

ARTICLE 1.
GENERAL PROVISIONS

     1.1.     PURPOSE OF THE PLAN

     This Stock Option Plan (the "Plan") is intended to promote the interests of Ultimate Sports Entertainment, Inc., a Delaware corporation, (the
"Corporation") by providing eligible persons with the opportunity to acquire or increase their proprietary interest in the Corporation as an incentive for them to remain in the Service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     1.2.     ADMINISTRATION OF THE PLAN

          a.     Prior to the Section 12(g) Registration Date, the Plan shall be administered by the Board or a committee of the Board.

          b.     Beginning with the Section 12(g) Registration Date, the
Primary Committee shall have sole and exclusive authority to administer the
Plan with respect to Section 16 Insiders.  Administration of the Plan with respect to all other persons eligible under the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

          c.     Members of the Primary Committee or any Secondary Committee
shall serve for such period of time as the Board may determine and may be removed by the Board at any time.  The Board may also terminate the functions of any Secondary Committee at any time and reassume all powers and authority previously delegated to such committee.

          d.     Each Plan Administrator shall, within the scope of its
administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable.  Decisions of the
Plan Administrator within the scope of its administrative functions under the
Plan shall be final and binding on all parties who have an interest in the
Plan under its jurisdiction or any option thereunder.

          e.     Service on the Primary Committee or the Secondary Committee
shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as
Board members for their service on such committee.  No member of the Primary
Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the
Plan.

          f.     Each Plan Administrator shall, within the scope of its
administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the acceleration of such vesting schedule, the maximum term for which the option is to remain outstanding, whether the option shares shall be subject to rights of repurchase and/or rights of first refusal, and all other terms and conditions of the option grants.

     1.3.     ELIGIBILITY

     The following persons shall be eligible to participate in the Plan:

          a.     Employees, as to both Incentive and/or Non-Statutory Options,

          b.     non-employee members of the Board or the board of directors of any Parent or Subsidiary as to Non-Statutory Options, and

          c.     consultants and other independent advisors who provide
Services to the Corporation or any Parent or Subsidiary, as to Non-Statutory Options.

     1.4.     STOCK SUBJECT TO THE PLAN

          a.     The stock issuable under the Plan shall be shares of
authorized but unissued Common Stock, including shares repurchased by the
Corporation on the open market.  The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed ten million
(10,000,000) shares, which number of shares may be changed from time to time in accordance with Section 3.4 below.

          b.     Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent the options expire or terminate for any reason prior to exercise in full.  However, should the Exercise Price be paid with shares of Common Stock or should shares of
Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common
Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          c.     Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, and (iii) the number and/or class of securities and the Exercise Price in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.  The adjustments determined by the Plan Administrator shall be final, binding, and conclusive.

ARTICLE 2.
OPTION GRANT PROGRAM

     2.l.     OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an
Incentive Option shall, in addition, be subject to the provisions of Section
2.2 of the Plan, below.

          a.     Exercise Price

               (1)     The Exercise Price shall be fixed by the Plan
Administrator but shall not be less than one hundred percent (100%) of the
Fair Market Value per share of Common Stock on the Grant Date.

               (2)     The Exercise Price shall become immediately due upon
exercise of the option and shall, subject to the provisions of Article 3. 1, and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (a)     cash or check made payable to the Corporation,

               (b)     shares of Common Stock held for the requisite period
necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (c)     to the extent the option is exercised for vested
shares, through a special sale and remittance procedure pursuant to which the
Optionee shall concurrently provide irrevocable written instructions to (a) a
Corporation designated brokerage firm to effect the immediate sale of the
Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate
Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the
Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the Purchased Shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is
utilized, payment of the Exercise Price for the Purchased Shares must be made on the Exercise Date.

          b.     Exercise and Term of Options.  Each option shall be
exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the Grant Date.

          c.     Effect of Termination of Service

               (1)     The following provisions shall govern the exercise of
any options held by the Optionee at the time of cessation of Service:

               (a)     Any option outstanding at the time of the Optionee's
cessation of Service for any reason except death, Permanent Disability or
Misconduct shall remain exercisable for a three (3) month period thereafter, provided no option shall be exercisable after the Expiration Date.

               (b)     Any option outstanding at the time of the Optionee's
cessation of Service due to death or Permanent Disability shall remain exercisable for a twelve (12) month period thereafter, provided no option shall be exercisable after the Expiration Date.  Subject to the foregoing, any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (c)     Should the Optionee's Service be terminated for
Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (d)     During the applicable post-Service exercise period, the
option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service; the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable.  Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

               (2)     The Plan Administrator shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (a)     extend the period of time for which the option is to
remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the
Expiration Date, and/or

               (b)     permit the option to be exercised, during the
applicable post-Service exercise period, not only with respect to the number of shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional shares that would have vested under the option had the Optionee continued in Service.

          d.     Stockholder Rights.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

          e.     Limited Transferability of Options.  During the lifetime of the Optionee, Incentive Options may be exercised only by the Optionee, and shall not be assignable or transferable except by will or the laws of descent and distribution following the Optionee's death.  Non-Statutory Options may be assigned or transferred in whole or in part only (i) during the Optionee's lifetime if in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the
Optionee's death.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan
Administrator may deem appropriate.

     2.2. INCENTIVE OPTIONS

     The terms specified below shall apply to all Incentive Options.  Except as modified by the provisions of this Section 2.2, all the provisions of this
Plan shall apply to Incentive Options.  Options specifically designated as
Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

          a.     Eligibility.  Incentive Options may only be granted to Employees.

          b.     Exercise Price.  The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

          c.     Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan
(or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1)
calendar year shall not exceed the sum of One Hundred Thousand Dollars
($100,000).  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive
Options shall be applied in the order in which such options are granted.

          d.     10% Stockholder.  If an Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of
Common Stock on the Grant Date, and the option term shall not exceed five (5)
years measured from the Grant Date.

          e.     Holding Period.  Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as Incentive Option Shares if and to the extent Optionee disposes of such shares within two (2) years of the
Grant Date or within one (1) year of Optionee's purchase of said shares.

     2.3.     CORPORATE TRANSACTION/CHANGE IN CONTROL

          a.     In the event of any Corporate Transaction, the Board of
Directors shall have the sole discretion to elect that each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  The Board may exercise its discretion to accelerate the vesting of options whether or not (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof,
(ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, except to the extent that the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.  The determination of option comparability under clause (i)
above shall be made by the Plan Administrator, whose determination shall be final, binding and conclusive.

          b.     In the event of any Corporate Transaction, the Board of
Directors shall have sole discretion to elect that all outstanding repurchase rights may also be terminated automatically whether or not those repurchase rights are to be assigned to the successor corporation (or Parent thereof) in connection with such Corporate Transaction.

          c.     The Plan Administrator's discretion under Sections 2.3.a. and
b. above shall be exercisable either at the time the option is granted or at any time while the option remains outstanding, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned)
in the Corporate Transaction.  The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a
Corporate Transaction.

          d.     If the Board of Directors elects the automatic acceleration of some or all of the outstanding options upon the occurrence of a Corporate
Transaction, all such outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) immediately following the consummation of the Corporate
Transaction.

          e.     Each option which is assumed in connection with a Corporate
Transaction shall be appropriately adjusted, immediately after such Corporate
Transaction, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate
Transaction.  Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options.

          f.     The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options assumed or replaced in a Corporate Transaction that do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights that do not otherwise terminate at the time of the Corporate
Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.  Any options so accelerated shall remain exercisable for shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (l)-year period measured from the effective date of the Involuntary Termination.

          g.     The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18)
months) following the effective date of such Change in Control.  Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          h.     The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand
Dollar ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

          i.     The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE 3.
MISCELLANEOUS

     3.1.     FINANCING

          a.     The Plan Administrator may permit any Optionee to pay the
option Exercise Price by delivering a promissory note payable in one or more installments.  The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan
Administrator in its sole discretion.  Promissory notes may be authorized with or without security or collateral.  In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option
Exercise Price payable for the Purchased Shares plus (ii) the amount of any federal, state and local income and employment tax liability incurred by the
Optionee in connection with the option exercise.

          b.     The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the
Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     3.2.     TAX WITHHOLDING

          a.     The Corporation's obligation to deliver shares of Common
Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

          b.     The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options.  Such right may be provided to any such holder in either or both of the following formats:

          (1)     Stock Withholding:  The election to have the Corporation
withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair
Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (2)     Stock Delivery:  The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of
Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent
(100%)) designated by the holder.

     3.3.     EFFECTIVE DATE AND TERM OF THE PLAN

          a.     The Plan shall become effective on the Plan Effective Date.
However, no shares shall be issued under the Plan pursuant to Incentive
Options until the Plan is approved by the Corporation's stockholders.  If such stockholder approval is not obtained within twelve (12) months after the Plan
Effective Date, then all Incentive Options previously granted under this Plan shall automatically convert into Non-Statutory Options.

          b.     The Plan shall terminate upon the earliest of (i) December
31, 2009, (ii) the date on which all shares available for issuance under the
Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

     3.4.     AMENDMENT OF THE PLAN

          a.     The Board shall have complete and exclusive power and
authority to amend or modify the Plan in any or all respects.  However, no such amendment or modification shall adversely affect any rights and obligations with respect to options at the time outstanding under the Plan unless each affected Optionee consents to such amendment or modification.  In addition, amendments to the Plan shall be subject to approval of the
Corporation's stockholders to the extent required by applicable laws or regulations.

          b.     Options to purchase shares of Common Stock may be granted
under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until there is obtained Board approval (and shareholder approval if required by applicable laws or regulations) of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.

     3.5. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of
Common Stock under the Plan shall be used for general corporate purposes.

     3.6.     REGULATORY APPROVALS

          a.     The implementation of the Plan, the granting of any option under the Plan, and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the options granted under it, and the shares of Common Stock issued pursuant to the Plan.

          b.     No shares of Common Stock shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq market, if applicable) on which Common Stock is then listed for trading.

     3.7. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

     The following definitions shall be in effect under the Plan and the Plan
Documents:

     1.     Board shall mean the Corporation's Board of Directors.

     2.     Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          a.     the acquisition, directly or indirectly, by any person or
related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the
Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the
1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

          b.     a change in the composition of the Board over a period of
thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time the Board approved such election or nomination.

     3.     Code shall mean the Internal Revenue Code of 1986, as amended.

     4.     Common Stock shall mean the Corporation's common stock.

     5.     Corporate Transaction shall mean either of the following
stockholder-approved transactions to which the Corporation is a party:

          a.     a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the
Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          b.     the sale, transfer or other disposition of all or
substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     6.     Eligible Director shall mean a non-employee Board member eligible to participate in the Plan.

     7.     Employee shall mean an individual who is in the employ of the
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     8.     Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     9.     Exercise Price shall mean the exercise price per share as
specified in the Stock Option Grant.

     10.     Expiration Date shall mean the date on which the option expires as specified in the Stock Option Grant.

     11.     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          a.     If the Common Stock is traded at the time on the Nasdaq
National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National
Market or any successor system.  If there is no closing selling price for the
Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          b.     If the Common Stock is at the time listed on any Stock
Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          c.     If the Common Stock is not listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          d.     In all instances the determination of Fair Market Value shall be made in accordance with Regulation Sections 1.421-7(e)(2) and
20.2031-2(f)(2) as promulgated under Sections 421 and 2031 of the Code, as then in effect.

     12.     Grant Date shall mean the date on which the option is granted to
Optionee as specified in the Stock Option Grant.

     13.     Incentive Option shall mean an option which satisfies the
requirements of Code Section 422.

     14.     Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          a.     such individual's involuntary dismissal or discharge by the
Corporation for reasons other than Misconduct, or

          b.     such individual's voluntary resignation following (i) a
change in his or her position with the Corporation which materially reduces his or her level of responsibility, (ii) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (iii) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     15.     Misconduct shall mean the commission of any act of fraud,
embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation
(or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any
Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation
 (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation
(or any Parent or Subsidiary).

     16.     1933 Act shall mean the Securities Act of 1933, as amended.

     17.     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     18.     Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     19.     Optionee shall mean any person to whom an option is granted under Plan.

     20.     Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Stock Option Grant.

     21.     Owner shall mean Optionee and all subsequent holders of the
Purchased Shares who derive their chain of ownership through a Permitted
Transfer from Optionee.

     22.     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

     23.     Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     24.     Permitted Transfer shall mean (i) a gratuitous transfer of the
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the
Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death, or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     25.     Plan Administrator shall mean the particular entity, whether the
Board or a committee of the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

     26.     Plan Documents shall mean the Plan, the Stock Option Grant, and
Stock Option Exercise Notice and Purchase Agreement, collectively.

     27.     Plan Effective Date shall mean January 13, 2000, the date as of which the Plan was adopted by the Board.

     28.     Primary Committee shall mean the committee of two (2) or more non-employee Board members (as defined in the regulations to Section 16 of the
1934 Act) appointed by the Board to administer the Plan with respect to
Section 16 Insiders.

     29.     Purchased Shares shall mean the shares purchased upon exercise of the Option.

     30.     Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other charge affecting the Corporation's outstanding Common Stock as a class without the
Corporation's receipt of consideration.

     31.     Reorganization shall mean any of the following transactions:
          a.     a merger or consolidation in which the Corporation is not the surviving entity;

          b.     a sale, transfer, or other disposition of all or
substantially all of the Corporation's assets;

          c.     a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or

          d.     any transaction effected primarily to change the state in
which the Corporation is incorporated or to create a holding company structure.

     32.     SEC shall mean the Securities Exchange Commission.

     33.     Secondary Committee shall mean a committee of two (2) or more
Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

     34.     Section 12(g) Registration Date shall mean the date on which the
Common Stock is first registered under Section 12(g) of the 1934 Act.

     35.     Section 16 Insider shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the
1934 Act.

     36.     Service shall mean the performance of services to the Corporation
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     37.     Stock Exchange shall mean either the American Stock Exchange, the
New York Stock Exchange, or another regional stock exchange.

     38.     Stock Option Exercise Notice and Purchase Agreement shall mean the agreement of said title in substantially the form of Exhibit A to the
Stock Option Grant, pursuant to which Optionee gives notice of his intent to exercise the option and purchase Shares.

     39.     Stock Option Grant shall mean the Stock Option Grant document, pursuant to which Optionee has been informed of the basic terms of the option granted under the Plan.

     40.     Subsidiary shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the
Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     41.     Taxes shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

     42.     10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any
Parent or Subsidiary).